SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                Brown Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                New York                                 43-0197190
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(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)

8300 Maryland, Avenue, St. Louis, Missouri                               63105
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 (Address of principal executive offices)                             (zip code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. |_|

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. |X|

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class                Name of Each Exchange on Which
          to be so Registered                Each Class is to be Registered
---------------------------------------  ---------------------------------------

     9 1/2% Senior Notes due 2006               New York Stock Exchange
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Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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                                (Title of class)

Item 1. Description of Registrant's Securities to be Registered.

     The material set forth in the section captioned "Description of the Notes" in the Registrant's Registration Statement on Form S-4 (Registration
No. 333-15101), filed with the Securities and Exchange Commission on October 30, 1996, is incorporated herein by reference.


Item 2. Exhibits.

Exhibit No.                        Description of Exhibit
-----------  -------------------------------------------------------------------

     1 Indenture, dated as of October 1, 1996, between the Registrant and State Street Bank and Trust Company, as trustee, relating to the 9 1/2% Senior Notes due 2006 is incorporated herein by reference to
             Exhibit 4.1 of the Registrant's Report on Form 8-K (file No. 1-2191) filed with the Securities and Exchange Commission on October 21, 1996.

     2       Form of the Registrant's 9 1/2% Senior Note due 2006 (included in
             Exhibit 1 to this Registration Statement).


                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        BROWN GROUP, INC.
                                        (Registrant)

Date: November 4, 1996                  By: /s/ Harry E. Rich
                                            ------------------------------------
                                            Harry E. Rich
                                            Executive Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                        Description of Exhibit
-----------  -------------------------------------------------------------------

    1 Indenture, dated as of October 1, 1996, between the Registrant and State Street Bank and Trust Company, as trustee, relating to the 9 1/2% Senior Notes due 2006 is incorporated herein by reference to
             Exhibit 4.1 of the Registrant's Report on Form 8-K (file
             No. 1-2191) filed with the Securities and Exchange Commission on October 21, 1996.

    2        Form of the Registrant's 9 1/2% Senior Note due 2006 (included in
             Exhibit 1 to this Registration Statement).